Exhibit 10.1

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of February 3, 2017

among

PINNACLE FOODS FINANCE LLC,

as the Borrower,

PEAK FINANCE HOLDINGS LLC,

as Holdings,

THE GUARANTORS PARTY HERETO,

BARCLAYS BANK PLC,

as Administrative Agent, Swing Line Lender and L/C Issuer,

BANK OF AMERICA, N.A.,

as L/C Issuer,

and

THE OTHER LENDERS PARTY HERETO

BANK OF AMERICA, N.A., BARCLAYS BANK PLC, CREDIT SUISSE SECURITIES (USA) LLC, GOLDMAN SACHS BANK USA AND MORGAN STANLEY SENIOR FUNDING, INC.

as Joint Lead Arrangers and Joint Bookrunners

This Fifth Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) is dated as of February 3, 2017 and is entered into by and among Pinnacle Foods Finance LLC, a Delaware limited liability company (the “Borrower”), Peak Finance Holdings LLC, a Delaware limited liability company (“Holdings”), Barclays Bank PLC (“Barclays”), as Administrative Agent (the “Administrative Agent”), each of the Revolving Credit Lenders (immediately after the 2017 Refinancing (as defined below) and immediately prior to the Amendment and Restatement (as defined below)), the Initial Term Lenders (as defined below), the Swing Line Lender (immediately after the 2017 Refinancing and immediately prior to the Amendment and Restatement), the L/C Issuer (immediately after the 2017 Refinancing and immediately prior to the Amendment and Restatement) and, for purposes of Sections V and VI hereof, the Guarantors listed on the signature pages hereto, and is made with reference to that certain Second Amended and Restated Credit Agreement, dated as of April 29, 2013 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of October 1, 2013, that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of January 15, 2016, that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of July 19, 2016 and that certain Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of July 26, 2016, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) by and among the Borrower, Holdings, the Lenders party thereto from time to time, the Administrative Agent, the Collateral Agent and the other Agents and parties named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, Bank of America, N.A., Barclays, Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc. are acting as joint lead arrangers and joint lead bookrunners (in such capacities, the “Refinancing Arrangers”) in connection with this Amendment;

WHEREAS, the Borrower has requested to establish a new tranche of term loans (the “Initial Term Loan Facility”) pursuant to and subject to the conditions of Section 2.17 of the Credit Agreement and Section I of this Amendment, which Initial Term Loan Facility shall consist of term loans (the “Initial Term Loans”) in an aggregate principal amount equal to $2,262,000,000 and which Initial Term Loans shall be on the terms set forth in the Amended and Restated Credit Agreement (as defined below);

WHEREAS, the Borrower has requested to establish a new revolving credit facility (the “Revolving Credit Facility”) pursuant to and subject to the conditions of Section 2.17 of the Credit Agreement and Section II of this Amendment, which Revolving Credit Facility shall consist of revolving credit commitments in an aggregate principal amount equal to $225,000,000 (the “Revolving Credit Commitments” and the loans made thereunder the “Revolving Credit Loans”) and which Revolving Credit Commitments shall be on the terms set forth in the Amended and Restated Credit Agreement;

WHEREAS, on the 2017 Refinancing Effective Date, (1) the proceeds of the Initial Term Loans will be used to repay all Term Loans of the Borrower outstanding under the Credit Agreement immediately prior to the 2017 Refinancing and (2) the existing revolving credit facility (the “Existing Revolving Credit Facility”) and the Commitments thereunder (the “Existing Revolving Credit Commitments”) will be terminated as provided in Section II of this Amendment and (x) any revolving loans incurred under the Existing Revolving Credit Facility will be refinanced, or deemed refinanced, with loans incurred under the Revolving Credit Facility and (y) any letters of credit issued under the Existing Revolving Facility shall be deemed to be issued under the Revolving Credit Facility (collectively, the “2017 Refinancing”);

WHEREAS, the Borrower has requested to make certain amendments to the Credit Agreement immediately after the 2017 Refinancing as more specifically set forth in the Amended and Restated Credit Agreement;

WHEREAS, the Borrower, Holdings, the Administrative Agent, the Revolving Credit Lenders, the Swing Line Lender, the L/C Issuer and the Lenders constituting the Required Lenders (immediately after the 2017 Refinancing and immediately prior to the Amendment and Restatement) have agreed to amend certain provisions of the Credit Agreement as provided for herein in the form of a Third Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Amended and Restated Credit Agreement”); and

WHEREAS, each party that executes and delivers a signature page to this Amendment, including the signature page of each Person consenting to be an Initial Term Lender (as defined below) and/or a Revolving Credit Lender (as defined below) in accordance with the provisions of Section I and II, respectively, of this Amendment (and each Lender that acquires any Initial Term Loans on or after the 2017 Amendment Effective Date), will be deemed upon the 2017 Amendment Effective Date to have agreed to the terms of this Amendment and the Amended and Restated Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION I.	INITIAL TERM LOANS

Initial Term Loans.

A. The Borrower confirms and agrees that (i) it has requested an additional tranche of term loans, to be referred to in the Amended and Restated Credit Agreement as “Initial Term Loans”, in a total aggregate principal amount of $2,262,000,000 from the lenders providing such loans (the “Initial Term Lenders”) pursuant to and on the terms set forth in Section 2.17 of the Credit Agreement and herein, (ii) prior to the 2017 Refinancing Effective Date, the Borrower will deliver to the Administrative Agent a timely Committed Loan Notice with respect to the Initial Term Loan Borrowing and (iii) on the 2017 Refinancing Effective Date (as defined below), the Borrower will borrow (and hereby requests funding of) the full amount of Initial Term Loans from the Initial Term Lenders. Amounts paid or prepaid in respect of Initial Term Loans may not be reborrowed.

B. The Initial Term Lenders and each Loan Party that is a party hereto agree that effective on and at all times after the 2017 Refinancing Effective Date, the Initial Term Lenders will be bound by all obligations, and entitled to all the benefits of, a Lender under the Credit Agreement (immediately prior to the Amendment and Restatement) and the Amended and Restated Credit Agreement (from and immediately after the Amendment and Restatement) in respect of its Initial Term Loans set forth on Schedule I to this Amendment. No Initial Term Lender ever is or ever shall be in any respect responsible or liable for any obligation of any other Lender.

C. On the 2017 Refinancing Effective Date, the Borrower shall apply the aggregate proceeds of the Initial Term Loans (together with cash on hand of the Borrower) to prepay in full all outstanding Term Loans of the Borrower and all outstanding and accrued interest, fees and the other amounts payable under the Credit Agreement immediately prior to the 2017 Refinancing. The repayment of existing Term Loans with the proceeds of the Initial Term Loans contemplated hereby collectively constitute a voluntary prepayment of the existing Term Loans by the Borrower pursuant to Section 2.05(a) of the Credit Agreement.

SECTION II.	REVOLVING CREDIT FACILITY

Revolving Credit Facility.

A. The Borrower confirms and agrees that it has requested a new revolving credit facility, which shall consist of commitments to be referred to in the Amended and Restated Credit Agreement as “Revolving Credit Commitments” (with the loans made thereunder to be referred to in the Amended and Restated Credit Agreement as “Revolving Credit Loans”), from the lenders providing such commitments and loans in a total aggregate principal amount of $225,000,000 (the “Revolving Credit Lenders”) pursuant to and on the terms set forth in Section 2.17 of the Credit Agreement and herein.

B. The Revolving Credit Lenders and each Loan Party that is a party hereto agree that (i) effective on and at all times after the 2017 Refinancing Effective Date, the Revolving Credit Lenders will be bound by all obligations of, and entitled to all the benefits of, a Lender under the Credit Agreement (immediately prior to the Amendment and Restatement) and the Amended and Restated Credit Agreement (from and immediately after the Amendment and Restatement) in respect of their respective Revolving Credit Commitment set forth on Schedule I to this Amendment and (ii) from time to time on or after the Amendment and Restatement such Revolving Credit Lender will fund Revolving Credit Loans in accordance with the provisions of the Amended and Restated Credit Agreement. Except as expressly set forth in the Amended and Restated Credit Agreement, no Revolving Credit Lender ever is or ever shall be in any respect responsible or liable for any obligation of any other Lender.

C. On the 2017 Refinancing Effective Date, the Existing Revolving Credit Facility and the Existing Revolving Credit Commitments thereunder will be terminated and the Borrower shall apply the proceeds of the Revolving Credit Facility to repay in full all outstanding Existing

Revolving Credit Loans (if any) (including all accrued but unpaid interest with respect thereto) of the Borrower immediately prior to the 2017 Refinancing. Any letters of credit issued under the Existing Revolving Facility shall be deemed to be issued under the Revolving Credit Facility.

SECTION III.	AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT

The parties hereto agree that immediately after the 2017 Refinancing, the Credit Agreement shall be amended such that on the 2017 Amendment Effective Date, the terms set forth in the Amended and Restated Credit Agreement attached hereto as Exhibit A shall replace the terms of the Credit Agreement in its entirety (the “Amendment and Restatement”).

SECTION IV.	CONDITIONS TO EFFECTIVENESS

4.1 Refinancing Effective Date. The funding of and the effectiveness of the Initial Term Loans as set forth in Section I above and the funding of and the effectiveness of the Revolving Credit Commitments and any Revolving Credit Loans funded thereunder are subject to the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “2017 Refinancing Effective Date”):

A. Execution. The Administrative Agent shall have (i) executed this Amendment and (ii) received a counterpart signature page of this Amendment duly executed by (a) each of the Loan Parties, (b) each Initial Term Lender and (c) each Revolving Credit Lender.

B. Committed Loan Notice. The Administrative Agent shall have received a Committed Loan Notice relating to the Borrowing of the Initial Term Loans executed by the Borrower.

C. Notice of Prepayment. The Borrower shall have delivered a fully executed notice of prepayment of all of the Term Loans and Revolving Credit Loans (if any) outstanding immediately prior to the 2017 Refinancing in accordance with Section 2.05(a) of the Credit Agreement at or before the time required under the Credit Agreement in order to allow a prepayment of such Term Loans and Revolving Credit Loans on the 2017 Refinancing Effective Date.

D. Notice of Termination. The Borrower shall have delivered a fully executed notice of termination of the Existing Revolving Credit Commitments at least three business days prior to the 2017 Refinancing Effective Date pursuant to Section 2.06(a) of the Credit Agreement and such termination shall be deemed effective immediately prior to the 2017 Refinancing Effective Date.

E. Opinion of Counsel to Loan Parties. The Administrative Agent shall have received an executed copy of a written opinion of Cravath, Swaine & Moore LLP, counsel for the Loan Parties, addressed to the Administrative Agent and the Lenders party to the Credit Agreement (immediately after the 2017 Refinancing), dated as of the 2017 Refinancing Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

F. No Default or Event of Default. No event has occurred and is continuing or will result from the 2017 Refinancing that would constitute a Default or an Event of Default.

G. Representations and Warranties. Each of the representations and warranties contained in Section V below shall be true and correct in all material respects (both before and after giving effect to the 2017 Refinancing); provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

H. Patriot Act. The Administrative Agent shall have received at least three Business Days prior to the 2017 Refinancing Effective Date all documentation and other information required by regulatory authorities with respect to the Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, that has been reasonably requested by the Administrative Agent at least 5 Business Days in advance of the 2017 Refinancing Effective Date.

I. Flood Determinations. The Administrative Agent shall have obtained with respect to each Mortgaged Property a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto).

J. Fees and Expenses. The Administrative Agent and the Refinancing Arrangers shall have received all fees and other amounts due and payable on or prior to the 2017 Refinancing Effective Date (including any upfront fee on the Initial Term Loan Facility, which may take the form of original issue discount, and any amounts payable under Section 3.05 of the Credit Agreement), including, to the extent invoiced at least one Business Day prior to the 2017 Refinancing Effective Date, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with this Amendment or under any other Loan Document (including all reasonable fees, charges and disbursements of Latham & Watkins LLP, counsel to the Administrative Agent and the Refinancing Arrangers, incurred in connection with this Amendment).

K. Other Documents. The Administrative Agent and the Lenders shall have received customary corporate documents (including resolutions and good standing certificates) and certificates (including officer’s and secretary’s certificates and a certificate from the chief financial officer of the Borrower with respect to the solvency (on a consolidated basis) of Parent and its subsidiaries) each in form and substance reasonably satisfactory to the Administrative Agent.

4.2 Amendment Effective Date. The Amendment and Restatement shall become effective only upon the satisfaction of (i) all of the conditions precedent specified above in Section 4.1 and (ii) the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “2017 Amendment Effective Date”):

A. Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by (i) the Required Lenders (as defined under the Credit Agreement) immediately after the 2017 Refinancing, (ii) the Swing Line Lender and (iii) each L/C Issuer.

B. No Default or Event of Default. No event has occurred and is continuing or will result from the Amendment and Restatement that would constitute a Default or an Event of Default.

C. Representations and Warranties. Each of the representations and warranties contained in Section V below shall be true and correct in all material respects (both before and after giving effect to the Amendment and Restatement); provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

D. Other Conditions. Each of the other conditions precedent described in Section 4.1 of this Amendment that are satisfied as of the 2017 Refinancing Effective Date shall also be deemed by the Lenders to be satisfied as of the 2017 Amendment Effective Date; provided that those conditions contained in Section 4.1 that specifically mention the 2017 Refinancing Effective Date shall be deemed satisfied as of the 2017 Amendment Effective Date.

SECTION V.	REPRESENTATIONS AND WARRANTIES

In order to induce the Initial Term Lenders and Revolving Credit Lenders to extend credit to the Borrower in the form of Initial Term Loans and the Revolving Credit Commitments and to induce the Administrative Agent, the Required Lenders (immediately after the 2017 Refinancing), the Swing Line Lender and each L/C Issuer to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each of the parties hereto that the following statements are true and correct in all material respects:

A. Corporate Power and Authority. Each Loan Party which is party hereto has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and to perform its obligations under, this Amendment and under the Amended and Restated Credit Agreement and the other Loan Documents to which it is a party.

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of this Amendment and the Amended and Restated Credit Agreement and the other Loan Documents to which it is a party have been duly authorized by all necessary action on the part of each Loan Party party hereto.

C. No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party party hereto of this Amendment and the Amended and Restated Credit Agreement and the other Loan Documents to which it is a party do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted under Section 7.01 of the Amended and Restated Credit Agreement), or require any payment (other than the payments contemplated hereby) to be made under (a) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (b) any material order, injunction, writ or decree of any Governmental

Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(a), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

D. Governmental Consents. No material action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party of this Amendment and the performance by, or enforcement against, each Loan Party party hereto of this Amendment and the Amended and Restated Credit Agreement and the other Loan Documents to which it is a party, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E. Binding Obligation. This Amendment and the Amended and Restated Credit Agreement have been duly executed and delivered by each of the Loan Parties party thereto and each constitutes a legal, valid and binding obligation of such Loan Party to the extent a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and by general principles of equity.

F. Incorporation of Representations and Warranties from the Credit Agreement. The representations and warranties contained in Article V of the Credit Agreement are and will be true and correct in all material respects on and as of the 2017 Refinancing Effective Date and the representations and warranties contained in Article V of the Amended and Restated Credit Agreement will be true and correct in all material respects on and as of the 2017 Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

G. Patriot Act. To the extent applicable, each Loan Party and each Subsidiary of each Loan Party is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Patriot Act. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

SECTION VI.	ACKNOWLEDGMENT AND CONSENT

As of the 2017 Refinancing Effective Date and the 2017 Amendment Effective Date, each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and the Amended and Restated Credit Agreement and consents to the amendment and amendment and restatement of the Credit Agreement effected pursuant to this Amendment, including any increase or decrease in Commitments from the Credit Agreement (and any new Commitments by any additional Lenders) and acknowledges and agrees that the Lenders (including both existing Lenders and additional Lenders) are “Lenders” and “Secured Parties” for all purposes under the Loan Documents to which such Guarantor is a party. As of the 2017 Refinancing Effective Date and the 2017 Amendment Effective Date, the Borrower and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document (as amended hereby)).

As of the 2017 Refinancing Effective Date and the 2017 Amendment Effective Date, the Borrower and each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and the Amended and Restated Credit Agreement.

As of the 2017 Refinancing Effective Date and the 2017 Amendment Effective Date, each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in this Amendment, the Amended and Restated Credit Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended and Restated Credit Agreement.

SECTION VII.	WAIVER

Each Lender hereby waives the right to the payment of any breakage, loss or expense under Section 3.05 (Funding Losses) of the Credit Agreement with respect to any of its existing Term Loans that are being repaid in connection with the 2017 Refinancing.

SECTION VIII.	MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Amendment and Restatement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended and Restated Credit Agreement.

(ii) Except as specifically amended by this Amendment, the Amended and Restated Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents. This Amendment and the Amended and Restated Credit Agreement do not constitute a novation or termination of the Indebtedness and Obligations existing under the Credit Agreement (except for the payment of all Term Loans and Revolving Credit Loans (if any) outstanding immediately prior to the 2017 Refinancing Effective Date under the Credit Agreement pursuant to and in accordance with Section 4.1(C) which term loans and revolving credit loans are being refinanced with the new Initial Term Loans and new Revolving Credit Loans, respectively, and the termination of all Existing Revolving Credit Commitments under the Credit Agreement pursuant to and in accordance with Section 4.1(D)).

B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Integration, Governing Law and Waiver of Jury Trial. The provisions of Sections 10.12 (Integration), 10.16 (Governing Law) and 10.17 (Waiver of Right to Trial by Jury) of the Amended and Restated Credit Agreement shall apply with like effect to this Amendment. This Amendment is a Loan Document as defined in the Amended and Restated Credit Agreement.

D. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic method of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic method be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic method.

E. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

F. Post-Effective Requirements.

(a) Within 60 days after the 2017 Amendment Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion in writing), the Borrower shall deliver to the Administrative Agent:

(i) Mortgage amendments reflecting the amendment of the Obligations contemplated hereby (the “Mortgage Amendments”) or new mortgages reflecting the Obligations contemplated hereby, each in form and substance reasonably satisfactory to the Administrative Agent, with respect to each Mortgaged Property, each duly executed and delivered by an authorized officer of each party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable.

(ii) In connection with any Mortgage Amendment delivered pursuant to clause (i) above, date-down, modification, so-called “non-impairment” or other endorsements reasonably satisfactory to the Administrative Agent with respect to the applicable title insurance policy delivered in connection with each Mortgage, and in connection with any new mortgages delivered pursuant to clause (i), new title insurance policies each in form and substance reasonably satisfactory to Administrative Agent.

(iii) Legal opinions relating to the amendments to the Mortgages or new mortgages, as applicable, described in clause (i) above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(iv) Evidence that the reasonable fees, costs and expenses have been paid, to the extent invoiced, in connection with the preparation, execution, filing and recordation of the items delivered pursuant to this paragraph (F), including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection herewith.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	PINNACLE FOODS FINANCE LLC

	By:	/s/ Craig Steeneck
Name: Craig Steeneck
Title: Executive Vice President & Chief Financial Officer

Fifth Amendment to Second Amended and Restated Credit Agreement

GUARANTORS:	PINNACLE FOODS INC.

	By:	/s/ Craig Steeneck
Name: Craig Steeneck
Title: Executive Vice President & Chief Financial Officer

PEAK FINANCE HOLDINGS LLC

	By:	/s/ Craig Steeneck
Name: Craig Steeneck
Title: Executive Vice President & Chief Financial Officer

PINNACLE FOODS FINANCE CORP.

	By:	/s/ Craig Steeneck
Name: Craig Steeneck
Title: Executive Vice President & Chief Financial Officer

PINNACLE FOODS GROUP LLC

	By:	/s/ Craig Steeneck
Name: Craig Steeneck
Title: Executive Vice President & Chief Financial Officer

PINNACLE FOODS INTERNATIONAL CORP.

	By:	/s/ Craig Steeneck
Name: Craig Steeneck
Title: Executive Vice President & Chief Financial Officer

Fifth Amendment to Second Amended and Restated Credit Agreement

BIRDS EYE FOODS, INC.

By:	/s/ Craig Steeneck
Name: Craig Steeneck
Title: Executive Vice President & Chief Financial Officer

AVIAN HOLDINGS LLC

By:	/s/ Craig Steeneck
Name: Craig Steeneck
Title: Executive Vice President & Chief Financial Officer

BIRDS EYE FOODS LLC

By:	/s/ Craig Steeneck
Name: Craig Steeneck
Title: Executive Vice President & Chief Financial Officer

KENNEDY ENDEAVORS, INCORPORATED

By:	/s/ Craig Steeneck
Name: Craig Steeneck
Title: Executive Vice President & Chief Financial Officer

SEASONAL EMPLOYERS, INC.

By:	/s/ Craig Steeneck
Name: Craig Steeneck
Title: Executive Vice President & Chief Financial Officer

GLK HOLDINGS, INC.

By:	/s/ Craig Steeneck
Name: Craig Steeneck
Title: Executive Vice President & Chief Financial Officer

Fifth Amendment to Second Amended and Restated Credit Agreement

GLK, LLC

By:	/s/ Craig Steeneck
Name: Craig Steeneck
Title: Executive Vice President & Chief Financial Officer

PINNACLE FOODS FORT MADISON LLC

By:	/s/ Craig Steeneck
Name: Craig Steeneck
Title: Executive Vice President & Chief Financial Officer

BOULDER BRANDS, INC.

By:	/s/ Kelley Maggs
Name: Kelley Maggs
Title: Executive Vice President

BOULDER BRANDS USA, INC.

By:	/s/ Kelley Maggs
Name: Kelley Maggs
Title: Executive Vice President

Fifth Amendment to Second Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as Administrative Agent, Revolving Credit Lender, Swing Line Lender, Initial Term Lender, and L/C Issuer

By:	/s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

Lender Notice Address:

Attn:
Telephone:
Facsimile:

Fifth Amendment to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A. as Initial Term Lender, Revolving Credit Lender and L/C Issuer

By:	/s/ Aashish Dhakad
Name: Aashish Dhakad
Title: Director

Lender Notice Address:

Attn:
Telephone:
Facsimile:

Fifth Amendment to Second Amended and Restated Credit Agreement

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.

Name of Revolving Credit Lender:

[Lender signature pages are on file with the Administrative Agent]

By:

Name:

Title:

For any Revolving Credit Lender requiring a second signature block:

By:

Name:

Title:

Lender Notice Address:

Attn:
Telephone:
Facsimile:

Fifth Amendment to Second Amended and Restated Credit Agreement

Exhibit A

Amended & Restated Credit Agreement

See attached.